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                                                                    EXHIBIT 10.6


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                                PAYOFF AGREEMENT
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         This Payoff Agreement (the "PAYOFF AGREEMENT"), is entered into effective as of July 27, 2006, by and among Bridge Bank National Association ("BRIDGE BANK") and Agility Capital LLC ("AGILITY") (each, a "LENDER" and collectively, the "LENDERS"), Raptor Networks Technology, Inc., a Colorado corporation ("RAPTOR COLORADO"), and Raptor Networks Technology, Inc., a California corporation ("RAPTOR CALIFORNIA") (Raptor Colorado and Raptor California are referred to herein individually as a "BORROWER" and collectively as "BORROWERS").

         The purpose of this Payoff Agreement is to set forth the terms of the payoff, termination and release of all obligations under that certain Loan and Security Agreement, dated April 27, 2006, by and among Lenders and Raptor Colorado, as amended by that certain First Amendment to Loan and Security Agreement, dated April 27, 2006, by and among Lenders and Borrowers (as amended, the "LOAN AND SECURITY AGREEMENT"). Unless otherwise defined herein, all capitalized terms in this Payoff Agreement shall have the meaning ascribed to such terms in the Loan and Security Agreement.

         Lenders have been advised by Raptor Colorado that the Borrowers intend to (i) repay all outstanding Obligations (as defined in the Loan and Security Agreement) of the Borrowers to the Lenders under the Loan and Security Agreement and any notes ("NOTES") executed by the Lenders in connection therewith and (ii) terminate all Credit Extensions. Such repayment should be paid by cashiers check or wire transferred to Bridge Bank pursuant to the following wire instructions:

                 Name:                   Bridge Bank, NA
                 ABA #:                  121143260
                 Account #:              1011907090
                 Account Name:           Bridge Technology Division
                 Reference:              Raptor Payoff

         Based on the Lenders' books and records, the total amount of cash Obligations if paid prior to 5:00 p.m. (California time) on July 31, 2006 (the "PAYOFF DATE") is $870,315.80 (the "PAYOFF AMOUNT"), which amount includes all principal, interest and fees of the original Loan and Security Agreement, and all costs, expenses, liquidated damages and any other Obligations as of such date; provided, however, that in no event shall the Payoff Date be after July 31, 2006.

         The Lenders hereby (i) acknowledge and agree that payment of the Payoff Amount will constitute payment in full of all of the Obligations, (ii) represent that Lenders have no other credit arrangements with, loans outstanding to, guaranties by, or interests, financing statements, encumbrances, security interests, pledges, liens, or other charges of whatever nature against the Collateral created by the Loan and Security Agreement, the Notes, or any other agreements between Lenders and the Borrowers, against the Borrowers or any of the Borrowers' personal or real property, (iii) release, effective upon the receipt of the Payoff Amount, all security interests, indebtedness, liabilities, obligations and liens which the Borrowers may have granted to Lenders, (iv) agree that Lenders will terminate all of their agreements with the Borrowers, and (v) except as set forth herein, the Borrower shall be released from any and all obligations, claims, liabilities, damages, costs, and expenses now existing or hereafter arising out of or in connection with the Loan and Security Agreement, the Notes or any other agreements between Lenders and the Borrowers.




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         The Lenders hereby authorize the Borrowers, Castlerigg Master
Investments Ltd., a company organized under the laws of the British Virgin Islands ("CASTLERIGG"), Cedar Hill Capital Partners Onshore, LP, a New York limited partnership ("CEDAR HILL LP"), and Cedar Hill Capital Partners Offshore, Ltd., a company organized under the laws of the Cayman Islands ("CEDAR HILL LTD.", together with Castlerigg and Cedar Hill LP, each a "BUYER" and collectively, the "BUYERS"), from time to time after receipt of the Payoff Amount, to file UCC termination statements and such other collateral release documents as the Borrowers or any Buyer may deem necessary or appropriate to effect the foregoing releases, discharges and terminations, including, without limitation, releases of intellectual property assignments in respect of intellectual property assignments filed previously by the Lenders against the Borrowers to secure the Collateral consisting of intellectual property. The Lenders further agree, from time to time after receipt of the Payoff Amount, to execute and deliver to the Borrowers such further instruments and documents and to take such further actions as may be requested to fully effect the foregoing releases, discharges and terminations.

         This Payoff Agreement shall be governed by and construed in accordance with the laws of the State of California.

         This Payoff Agreement may be executed in one or more counterparts each of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, the undersigned have executed this Payoff Agreement as of the date first written above.

BRIDGE BANK, NATIONAL ASSOCIATION                 AGILITY CAPITAL, LLC

BY: /s/  DANIEL PISTONE                           BY: /s/ DANIEL CORRY
    -----------------------------------           ------------------------------

NAME: Daniel Pistone                              NAME: Daniel Corry
      ---------------------------------                 ------------------------

TITLE: Senior Vice President                      TITLE: Principal
       --------------------------------                  -----------------------



RAPTOR NETWORKS TECHNOLOGY, INC.,
a Colorado corporation

BY: /s/  BOB VAN LEYEN
    -----------------------------------

NAME: Bob van Leyen

TITLE: CFO
       --------------------------------

RAPTOR NETWORKS TECHNOLOGY, INC.,
a California corporation

BY: /s/  BOB VAN LEYEN
    -----------------------------------

NAME:  Bob van Leyen

TITLE: CFO
       --------------------------------